Summary of Significant Accounting Policies - Reconciliation of cash and cash equivalents and restricted cash (Table) (Details) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Current assets:
Cash and cash equivalents	$ 137,882	$ 127,632	$ 135,992
Restricted cash	12,892	6,558	5,386
Total cash and cash equivalents and restricted cash	$ 150,774	$ 134,190	$ 141,378	$ 176,892